UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2026
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement

On March 30, 2026, Ameresco, Inc. ("Ameresco" or the "Company") entered into Amendment No. 2 (“Amendment No. 2”) to the Sixth Amended and Restated Credit Agreement (the “Senior Secured Loan Agreement”) by and among the Company, Bank of America, N.A., as administrative agent, the lenders party thereto, BOFA Securities, Inc., KeyBanc National Association and Cooperative Robobank U.S., as joint lead arrangers and joint bookrunners, and Webster Bank N.A. as documentation agent.
The Senior Secured Loan Agreement, provided for a $225 million revolving credit facility ("Revolver"), maturing on December 28, 2028; and a $100 million term loan A ("Term Loan") of which $95 million was outstanding prior to the Closing of Amendment No.2, maturing on December 28, 2028. Pursuant to Amendment No. 2, the Term Loan was increased by $45 million to a total of $140 million, and pursuant to the Amendment No.2 the Term Loan requires quarterly principal payments of $1.25 million starting March 31, 2025 and $1.81 million starting June 30, 2026 with the balance due at maturity. All other material terms of the Senior Secured Loan Agreement remained unchanged. Most of the proceeds of the incremental term loan were used to repay the outstanding balance under the the Revolver and immediately following the closing, $140 million was outstanding under the increased Term Loan.
The obligations under the Senior Secured Loan Agreement continue to be guaranteed by certain of the Company's direct and indirect wholly owned domestic subsidiaries and to be secured by a pledge of all of the Company's and such subsidiary guarantors' assets (other than the equity interests of certain subsidiaries and assets held in subsidiaries that are non-core companies (as defined in the Senior Secured Loan Agreement). In connection with Amendment No. 2, the Company paid customary arrangement and lender fees and related expenses.
The foregoing description is qualified in its entirety by reference to the Senior Secured Loan Agreement filed as Exhibit 10.1 to the Company's Current Report on Form 8-K on January 23, 2025 and Amendment No. 2, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K, both of which are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The discussion in Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2026, the Board of Directors of the Company appointed Ms. Nicole A. Bulgarino and Mr. Louis P. Maltezos to serve as Co‑Presidents of the Company and Mr. Peter Christakis to serve and Chief Operating Officer of the Company. With these appointments, Mr. Sakellaris will effective April 1, 2026 step down as President of Ameresco, Inc. continuing to report to the Company’s Board of Directors as Chief Executive Officer of the Company and to serve as the Chairman of the Board.
In her role as Co‑President, Ms. Bulgarino will continue to oversee the Company's data centers and large energy infrastructure projects with advanced power solutions, while continuing to guide the company’s Federal Solutions business. Ms. Bulgarino has been with the Company since 2004, including most recently serving as President - Federal Solutions and Utility Infrastructure and prior to that serving in various management capacities in the Company's federal solutions business.
In his role as Co‑President, Mr. Maltezos will also oversee the Company's non-federal project and Smart Building Solutions businesses and Canadian operations. Mr. Maltezos has been with the Company since 2004, including most recently serving as President - Central and Western USA and Canada Region and prior to that serving in various management capacities in the Company's projects, smart building solutions and Canada businesses.
In his role as Chief Operating Officer, Mr. Christakis will oversee procurement, health & safety and the Company's U.S. solar and battery operations and European operations. Mr. Christakis has been with the Company since 2000, including most recently serving as President - East USA, Greece and Project Risk and prior to that that serving in various management capacities in the Company's European, projects and solar businesses.
There are no arrangements or understandings between either of the Co‑Presidents or the Chief Operating Officer and any other persons pursuant to which they were appointed to their respective positions, and there are no related‑party transactions required to be disclosed pursuant to Item 404(a) of Regulation S‑K.

Item 7.01. Regulation FD

On March 31, 2026, the Company issued a press release announcing the appointments described in item 5.02 hereof. A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the press release incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.]

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index immediately preceding such exhibits are furnished as part of this Current Report on Form 8-K

EXHIBIT INDEX
Exhibit No.	Description
10.1
Second Amendment dated March 30, 2026 to Sixth Amended and Restated Credit Agreement dated as of January 23, 2025 among Ameresco, Inc., certain of its subsidiaries, the lenders (as defined therein), and Bank of America, N.A. as administrative agent.

99.1	Press Release dated March 31, 2026

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
March 31, 2026	By:	/s/ Mark A. Chiplock
Mark A. Chiplock
Executive Vice President, Chief Financial Officer